UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2650 Atlanta, Georgia 30328
(Address of principal executive offices)
(855) 858-9794
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value Per Share	CTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On October 14, 2021, CatchMark Timber Trust, Inc. (“CatchMark” or the “Company”) and CatchMark Timber Operating Partnership, L.P. (the “Borrower”) and the Company’s other wholly-owned subsidiaries entered into that certain Sixth Agreement Regarding Consents and Amendments (the “Amendment”), which amends the Fifth Amended and Restated Credit Agreement, dated December 1, 2017 (as amended, restated, amended and restated, modified and/or supplemented from time to time, the “Credit Agreement”), by and among the Company and its wholly-owned subsidiaries, the Borrower, CoBank, ACB, AgFirst Farm Credit Bank, Cooperatieve Rabobank U.A., New York Branch, and certain financial institutions named therein.

The Amendment provides for, among other things: (1) consent to the redemption of CatchMark’s common equity interests in TexMark Timber Treasury, L.P. (“Triple T”) for $35 million in cash, as described in more detail below in Item 8.01 – Other Events, and (2) certain amendments to the Credit Agreement to permit CatchMark not to repay loans under the Credit Agreement with the net proceeds from higher-and-better use timberland sales until the net proceeds from such timberland sales exceed 3% of the aggregate value of the timberlands.

Item 1.02 — Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 hereof is incorporated herein by reference in this Item 1.02.

Item 2.01 — Completion of Acquisition or Disposition of Assets.

On October 14, 2021, CatchMark completed the redemption of its common equity interest in Triple T for $35 million in cash, as described in more detail below in Item 8.01 – Other Events. CatchMark has included in this Current Report on Form 8-K certain pro forma financial information related to the redemption of its common equity interests in Triple T as required by Item 9.01(b) of Form 8-K.

Item 7.01 — Regulation FD Disclosure

On October 15, 2021, CatchMark issued a press release announcing the execution of a recapitalization and redemption agreement (the “Recapitalization and Redemption Agreement”) and transition services agreement (the “Transition Services Agreement”), in each case as described in more detail below in Item 8.01 – Other Events, relating to the redemption of its equity interest in Triple T. CatchMark also announced an investor call to be held on October 15, 2021, at 10:00 a.m., Eastern Time, to discuss the transaction and business updates. CatchMark also made available an investor presentation to be used in connection with the investor call. The press release is furnished as Exhibit 99.1 and a copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 — Other Events

On October 14, 2021, two subsidiaries of CatchMark, Creek Pine Holdings, LLC (the “CTT Partner”) and Triple T GP, LLC (the “General Partner”), entered into a Recapitalization and Redemption Agreement with Triple T, and the preferred limited partners of Triple T (the “Preferred Partners”) for the redemption of the common equity interests in Triple T held by the CTT Partner and the general partner interest held by the General Partner in exchange for a total of $35 million in cash. The Recapitalization and Redemption Agreement also provided for the redemption of certain of the Preferred Partners and the recapitalization of the interests of certain of the other Preferred Partners in Triple T. The transaction closed concurrently with signing.

In connection with the transactions that occurred pursuant to the Recapitalization and Redemption Agreement, including the General Partner no longer serving as the general partner of Triple T, that certain amended and restated asset management agreement by and among CatchMark TRS Creek Management, LLC (the “Manager”), Creek Pine REIT, LLC and Crown Pine Realty 1, Inc., each subsidiaries of Triple T, dated as of June 24, 2020 (the “Asset Management Agreement”), terminated on October 14, 2021. In connection with such termination, the parties to the Asset Management Agreement entered into the Transition Services Agreement pursuant to which the Manager and its affiliates will provide transition services in exchange for a one-time payment of $5 million dollars in cash to the Manager. The asset management fees payable under the Asset Management Agreement ceased, under the terms of the Transition Services Agreement, as of September 1, 2021. CatchMark will provide transition services to Triple T through March 31, 2022.

CatchMark will use the $40 million dollars in proceeds to pay down existing debt.

Due to the subordinated nature of CatchMark’s investment in Triple T and the preferred return accruing on the interests held by the Preferred Partners, CatchMark had previously written down its investment in Triple T to zero on its balance sheet in 2019 in accordance with GAAP using the hypothetical-liquidation-at-book-value method. The $35 million received upon the redemption of CatchMark’s interests in Triple T will be recognized as a gain from the unconsolidated joint venture and the $5 million services fee received in connection with entering into the Transition Services Agreement will be recognized as asset management fee revenue on a straight-line basis over the term of the Transition Services Agreement.

CatchMark also announced that it expects to pay a new annualized dividend rate of $0.30 per common share, beginning with the fourth quarter of 2021. The company has declared a cash dividend of $0.075 per share for its common stockholders of record as of November 30, 2021, payable on December 15, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by CatchMark’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “should,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, future dividend rates. Risks and uncertainties that could cause CatchMark’s actual results to differ from these forward-looking statements include, but are not limited to, that (i) the supply of timberlands available for acquisition that meet its investment criteria may be less than CatchMark currently anticipates; (ii) CatchMark may be unsuccessful in winning bids for timberland that are sold through an auction process; (iii) CatchMark may not be able to access external sources of capital at attractive rates or at all; (iv) potential increases in interest rates could have a negative impact on CatchMark’s business; (v) timber prices may not increase at the rate CatchMark currently anticipates or could decline, which would negatively impact its revenues; (vi) CatchMark may not generate the harvest volumes from its timberlands that CatchMark currently anticipates; (vii) the demand for CatchMark’s timber may not increase at the rate CatchMark currently anticipates or could decline due to changes in general economic and business conditions in the geographic regions where its timberlands are located, including as a result of the COVID-19 pandemic and the measures taken as a response thereto; (viii) a downturn in the real estate market, including decreases in demand and valuations, may adversely impact CatchMark’s ability to generate income and cash flow from sales of higher-and-better use properties; (ix) CatchMark may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (x) CatchMark’s dividends are not guaranteed and are subject to change; (xi) CatchMark’s share repurchase program may not be successful in improving stockholder value over the long-term; (xii) CatchMark’s joint venture strategy may not enable CatchMark to access non-dilutive capital and enhance CatchMark’s ability to make acquisitions; and (xiii) the factors described in Part I, Item 1A. Risk Factors of CatchMark’s Annual Report on Form 10-K for the year ended December 31, 2020 and CatchMark’s other filings with the Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. CatchMark undertakes no obligation to update its forward-looking statements, except as required by law.

Item 9.01 — Exhibits.

(b) Pro forma financial information

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2021
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2021
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2020
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements listed above are filed as Exhibit 99.3 to this report.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated October 15, 2021
99.2	Investor Presentation, dated October 15, 2021
99.3	CatchMark Pro Forma Financial Statements - Triple T Exit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: October 15, 2021	By:	/s/ Lesley H. Solomon
Name: Lesley H. Solomon Title: General Counsel and Secretary